UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2011
R. G. Barry Corporation
(Exact name of registrant as specified in its charter)

Ohio	001-08769	31-4362899

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13405 Yarmouth Road N.W., Pickerington, Ohio	43147

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 864-6400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On January 27, 2011, R. G. Barry International, Inc. (“RGBI”), a wholly owned subsidiary of R. G. Barry Corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Foot Petals, LLC, a California limited liability company(the “Seller”), and its owner. The acquisition was complete upon the signing of the Purchase Agreement. RGBI will change its name to Foot Petals, Inc.
Pursuant to the Purchase Agreement, Buyer acquired substantially all of the assets of Seller used in connection with Seller’s business of marketing and selling insoles, arch supports, other cushions for use with footwear and other foot care related products. The assets acquired included accounts receivable, inventory and intellectual property among other assets. As consideration for the assets, RGBI paid the Seller $14,000,000 in cash and assumed certain specified liabilities of the Seller. The Purchase Agreement also provides for an adjustment to the purchase price post-closing if the working capital of the Seller is less than a specified amount. A portion of the purchase price was placed in escrow for 18 months to satisfy any required working capital adjustment and future indemnification claims under the Purchase Agreement. The Company paid the purchase price from its cash reserves and did not borrow any funds in connection with the acquisition.
The Purchase Agreement also contains customary representations, warranties and covenants of the parties, including a noncompetition agreement from the Seller and its owner.
A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.
Section 2 — Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information contained in “Item 1.01 — Entry into a Material Definitive Agreement” above is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a) — (c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of January 27, 2011, among R. G. Barry International, Inc., Foot Petals, LLC and Tina Aldatz

99.1	Press Release dated January 28, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R. G. Barry Corporation
Dated: January 28, 2011	By:	/s/ José G. Ibarra
José G. Ibarra
Senior Vice President — Finance, Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 27, 2011
R. G. Barry Corporation

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of January 27, 2011, among R. G. Barry International, Inc., Foot Petals, LLC and Tina Aldatz

99.1	Press Release dated January 28, 2011